UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

SAUL CENTERS, INC.
__________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-12254	52-1833074
__________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7501 Wisconsin Avenue Suite 1500 E Bethesda, Maryland	20814
____________________________________________________________	______________________________
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200
__________________________________________________________________________________________________________
(Registrant’s Telephone Number, Including Area Code)

Not applicable
__________________________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.
The disclosures provided under Item 3.03 of this Current Report on Form 8-K are hereby incorporated by reference under this Item 1.01.
Item 3.03. Material Modification to Rights of Security Holders.
On November 12, 2014, Saul Centers, Inc. (the “Registrant”) issued 16,000 shares of its 6.875% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”), and 1,600,000 depositary shares (the “Depositary Shares”) each representing 1/100th of a share of Series C Preferred Stock. Following the issuance of these shares of Series C Preferred Stock, the ability of the Registrant to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on any other stock of the Registrant ranking junior to or on a parity with the Series C Preferred Stock, will be subject to certain restrictions in the event that the Registrant does not declare dividends on the Series C Preferred Stock during any dividend period.

The terms of the Series C Preferred Stock are set forth in the Articles Supplementary filed as Exhibit 3.1 hereto, which were filed with the Maryland State Department of Assessments and Taxation (“MSDAT”) on February 6, 2013, and in the Articles Supplementary filed as Exhibit 3.2 hereto, which were filed with the MSDAT on November 10, 2014, each of which is incorporated herein by reference. The terms of the Depositary Shares are set forth in the Deposit Agreement, dated February 6, 2013, by and among the Registrant, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder, as amended by that certain First Amendment to Deposit Agreement, dated November 12, 2014, by and between the Registrant and Continental Stock Transfer & Trust Company. The Deposit Agreement is filed as Exhibit 4.1 hereto, and the First Amendment to Deposit Agreement is filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference. A specimen stock certificate for the Series C Preferred Stock is filed as Exhibit 4.3 hereto and incorporated herein by reference. A specimen receipt representing the Depositary Shares is filed as Exhibit 4.4 hereto and incorporated herein by reference.

The Registrant has contributed the net proceeds of the sale of the Depositary Shares to Saul Holdings Limited Partnership (the “Operating Partnership”), in exchange for preferred units of limited partnership interest, as set forth in the Thirteenth Amendment to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership filed herewith at Exhibit 10.1, which Thirteenth Amendment is incorporated herein by reference.

The Registrant’s press release announcing the issuance of the Series C Preferred Stock and the Depositary Shares is furnished as Exhibit 99.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures provided under Item 3.03 of this Current Report on Form 8-K are hereby incorporated by reference under this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

•	Exhibits.

3.1
Articles Supplementary Establishing and Fixing the Rights and Preferences of 6.875% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, dated February 6, 2013, filed as Exhibit 3.2 of the Registrant’s Registration Statement on Form 8-A filed February 7, 2013 and hereby incorporated by reference

3.2	Articles Supplementary, dated November 10, 2014
4.1
Deposit Agreement, dated February 6, 2013, among the Registrant, Continental Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts, filed as Exhibit 4.1 of the Registrant’s Registration Statement on Form 8-A filed February 7, 2013 and hereby incorporated by reference

4.2	First Amendment to Deposit Agreement, dated November 12, 2014, between the Registrant and Continental Stock Transfer & Trust Company
4.3
Specimen certificate representing the 6.875% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Registrant, filed as Exhibit 4.2 of the Registrant’s Registration Statement on Form 8-A filed February 7, 2013 and hereby incorporated by reference

4.4
Specimen receipt representing the Depositary Shares, each representing 1/100th of a share of 6.875% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Registrant (included as part of Exhibit 4.1 above)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Registrant
8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant
10.1	Thirteenth Amendment to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated November 12, 2014
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)
99.1	Press Release, dated November 12, 2014, of Saul Centers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:    /s/ Scott V. Schneider
Name:    Scott V. Schneider
Title:    Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary

Dated: November 12, 2014